Events after the reporting date	12 Months Ended
Dec. 31, 2021
Events after the reporting date [Abstract]
Events after the reporting date
Note 18 - Events after the reporting date

In January 2022, for the year 2021, a total of 697,953 shares of restricted stock were awarded to management pursuant to the 2019 Plan, of which 149,588 shares will vest in January 2023, 149,588 shares will vest in January 2024, 124,594 shares will vest prior to December 2024 and 149,589 shares will vest in January 2025. The remaining 124,594 shares will vest subject to certain market conditions prior to December 2024. The above vesting is subject to continued employment or office, as applicable, as of the relevant vesting date. The estimated fair value at grant date was equal to the share price at grant date for 573,359 shares and $4.29 per share for 124,594 shares. In January 2022, a total of 175,000 shares of restricted stock were awarded to the board of directors pursuant to the 2019 Plan. The estimated fair value at grant date was equal to the share price at grant date and the shares will vest in June 2023.

On February 7, 2022, DHT announced that it would pay a dividend of $0.02 per common share on February 24, 2022, to shareholders of record as of February 17, 2022. This resulted in a total dividend payment of $3.3 million.

The financial statements were approved by the board of directors on March 16, 2022, and authorized for issue.

Beginning February 2022, hostilities between Russia and Ukraine have introduced uncertainty into global economic activity and, as such, our operational and financial activities. Given Russia’s role as a major global exporter of crude oil, it is difficult to estimate the future impact of these hostilities, and hence the impact these factors may have on the financial statements.